BWX Technologies Reports Third Quarter 2023 Results
•3Q23 revenues of $590.0 million
•3Q23 net income of $60.4 million, adjusted EBITDA(1) of $106.5 million
•3Q23 diluted GAAP EPS of $0.66, non-GAAP(1) EPS of $0.67
•Multiple agreements signed to progress microreactor development for commercial applications
•Narrowing 2023 non-GAAP(1) EPS guidance to $2.90-$2.95
•Preliminary 2024 guidance for non-GAAP EPS(1) and adjusted EBITDA(1) to grow mid-single-digits
Lynchburg, VA – November 1, 2023 - BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported third quarter 2023 GAAP net income attributable to BWXT of $60.3 million, or diluted earnings per share (EPS) of $0.66, on third quarter revenues of $590.0 million. Third quarter 2023 non-GAAP(1) net income attributable to BWXT was $61.5 million, or non-GAAP(1) diluted EPS of $0.67. Third quarter 2023 adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA)(1) was $106.5 million. A reconciliation of non-GAAP results are detailed in Exhibit 1.
“We reported solid third quarter 2023 results with double-digit organic revenue growth, good operational performance and significantly improved free cash flow,” said Rex D. Geveden, president and chief executive officer. “Importantly, as expected, the benefits of our streamlined talent acquisition and onboarding processes, especially in our Government Operations segment, manifested through sequential margin improvement in the quarter.”
“2023 has been an exciting year for BWXT with significant program wins and competitive gains in the global security, clean energy and medical markets that we serve,” said Geveden. “Demand in our markets continues to build, and we are postured for growth where our power and propulsion capabilities set us apart from our competition. Further, our intense focus on operational performance and continuous improvement at all levels in the organization is bearing fruit.”
“With better visibility into the remainder of the year, we are narrowing our 2023 guidance range, with a mid-point slightly above our initial guidance. Looking to 2024, the lower naval propulsion volumes we have been expecting from the aircraft carrier ordering cadence gap in 2024 and 2025 will be more than offset by new program growth in Government Operations, expanding opportunities in commercial nuclear power and accelerating growth in nuclear medicine. Accordingly, we forecast mid-single-digit adjusted EBITDA and Non-GAAP EPS growth in 2024, consistent with the strong operational organic growth rates we have seen the past couple years.”
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended September 30,
	2023	2022	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenues
Government Operations	$477.9	$422.5	$55.3	13%
Commercial Operations	$112.4	$101.8	$10.6	10%
Consolidated	$590.0	$523.7	$66.3	13%
Operating Income
Government Operations	$85.6	$77.7	$7.9	10%
Commercial Operations	$9.1	$6.8	$2.2	33%
Unallocated Corporate (Expense)	$(9.4)	$(4.7)	$(4.7)	NM
Consolidated	$85.4	$79.9	$5.5	7%
Consolidated non-GAAP(1)	$86.7	$81.5	$5.2	6%
EPS (Diluted)
GAAP	$0.66	$0.67	$(0.01)	(1)%
Non-GAAP(1)	$0.67	$0.69	$(0.02)	(3)%
Net Income
GAAP	$60.4	$61.8	$(1.5)	(2)%
Non-GAAP(1)	$61.5	$63.2	$(1.7)	(3)%
Adjusted EBITDA(1)
Government Operations	$99.0	$90.4	$8.7	10%
Commercial Operations	$13.9	$11.5	$2.5	22%
Corporate	$(6.4)	$(1.7)	$(4.7)	NM
Consolidated	$106.5	$100.1	$6.4	6%
Cash Flows
Operating Cash Flow(2)	$74.3	$65.0	$9.4	14%
Capital Expenditures(2)	$30.9	$39.6	$(8.7)	(22)%
Free Cash Flow(1)	$43.4	$25.4	$18.1	71%
Dividends Paid(2)	$21.1	$20.1	$1.0	5%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Share Repurchases = Repurchases of Common Stock; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
Third quarter revenue increased in both operating segments. The Government Operations increase was driven by higher naval nuclear component production and microreactors volume, partially offset by lower long-lead material procurement. The Commercial Operations increase was driven by an increase in medical sales as well as higher revenue associated with commercial nuclear field services, which was partially offset by lower fuel handling volumes.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Operating Income and Adjusted EBITDA(1)
Third quarter operating income increased in both operating segments. The Government Operations increase was due to higher revenue, but partially offset by costs associated with the increase in staffing levels and associated training and related inefficiencies, as well as mix, due to higher advanced technologies revenue. The Commercial Operations increase was due to improved profitability in medical, and partially offset by less favorable commercial nuclear business mix that was weighted toward refurbishment and life extension field services, compared to a greater mix of outage work in the third quarter of 2022.

Third quarter total adjusted EBITDA(1) increased for the reasons noted above.
EPS
Third quarter GAAP and non-GAAP EPS(1) decreased as higher operating income was offset by higher interest expense and lower pension income.
Cash Flows
Operating cash flow increased as lower net income was offset by better working capital management. Lower capital expenditures were driven by lower spending on two major growth capital campaigns for U.S. naval nuclear reactors and medical radioisotopes, both of which are nearing completion, partially offset by an increase in capital expenditures for microreactors.
Dividend
BWXT paid $21.1 million in dividends to shareholders in third quarter 2023. On October 30, 2023, the BWXT Board of Directors declared a quarterly cash dividend of $0.23 per common share payable on December 12, 2023, to shareholders of record on November 21, 2023.
2023 Guidance
BWXT reaffirmed its 2023 guidance for increased adjusted EBITDA and free cash flow, and narrowed its guidance range for non-GAAP(1) EPS.

(In millions, except per share amounts)	Year Ended	Year Ending	Year Ending
	December 31, 2022	December 31, 2023	December 31, 2023
	Results	Current Guidance	Prior Guidance
Revenue	$2,233	>$2,400	>$2,400
Adjusted EBITDA(1)	$439	~$475	~$475
Adjusted Pre-tax Income(1)	$378	~$350	~$350
Non-GAAP(1) Earnings Per Share	$3.13	$2.90 - $2.95	$2.85 - $3.00
Free Cash Flow(1)	$46	~$200	~$200
Additional information can be found in the 2023 third quarter earnings call presentation on the BWXT investor relations website at www.bwxt.com/investors. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.
Conference Call to Discuss Third Quarter 2023 Results
Date: Wednesday, November 1, 2023, at 5:00 p.m. EST
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/3Q2023-release.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
Non-GAAP Measures
BWXT uses and makes reference to adjusted EBITDA, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.
Adjusted pre-tax income is non-GAAP income before provision for income taxes.
Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.
Free Cash Flow conversion is free cash flow divided by net income.
Non-GAAP Adjustments
Our GAAP financial results detailed in Exhibit 1 have been adjusted for the following items:
Restructuring and Transformation Costs: Restructuring and transformation related costs include restructuring charges as well as costs associated with our efforts to optimize underlying business processes through investments in information technology, process improvements and the implementation of strategic actions and initiatives which we deem to be incremental and non-recurring in nature.
Acquisition-related Costs: Acquisition-related costs relate to third-party professional service costs and one-time incremental costs associated with efforts to integrate the acquired business with our legacy operations.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2023 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; federal budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the potential for
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

government shutdowns and changing funding and acquisition priorities; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2022 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. Headquartered in Lynchburg, Virginia, BWXT is a Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, environmental restoration, nuclear medicine and space exploration. With more than 7,000 employees, BWXT has 14 major operating sites in the U.S., Canada and the U.K. In addition, BWXT joint ventures provide management and operations at a dozen U.S. Department of Energy and NASA facilities. For more information, visit www.bwxt.com. Follow us on LinkedIn, X, Facebook and Instagram.

Investor Contact:		Media Contact:
Chase Jacobson		Jud Simmons
Vice President, Investor Relations		Senior Director, Media and Public Relations
980-365-4300	Investors@bwxt.com	434-522-6462	hjsimmons@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended September 30, 2023
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Non-GAAP

Operating Income	$85.4	$1.1	$0.3	$86.7
Other Income (Expense)	(7.2)	—	—	(7.2)
Income Before Provision for Income Taxes	78.2	1.1	0.3	79.5
Provision for Income Taxes	(17.8)	(0.1)	(0.1)	(18.0)
Net Income	60.4	1.0	0.2	61.5
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	(0.1)
Net Income Attributable to BWXT	$60.3	$1.0	$0.2	$61.5

Diluted Shares Outstanding	91.9			91.9
Diluted Earnings per Common Share	$0.66	$0.01	$0.00	$0.67
Effective Tax Rate	22.8%			22.6%

Government Operations Operating Income	$85.6	$—	$—	$85.6
Commercial Operations Operating Income	$9.1	$0.1	$0.1	$9.4
Unallocated Corporate Operating Income	$(9.4)	$1.0	$0.1	$(8.3)

Three Months Ended September 30, 2022
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Operating Income	$79.9	$1.2	$0.5	$81.5
Other Income (Expense)	2.1	—	—	2.1
Income Before Provision for Income Taxes	82.0	1.2	0.5	83.7
Provision for Income Taxes	(20.2)	(0.2)	(0.1)	(20.5)
Net Income	61.8	1.0	0.4	63.2
Net Income Attributable to Noncontrolling Interest	(0.2)	—	—	(0.2)
Net Income Attributable to BWXT	$61.6	$1.0	$0.4	$63.0

Diluted Shares Outstanding	91.7			91.7
Diluted Earnings per Common Share	$0.67	$0.01	$0.00	$0.69
Effective Tax Rate	24.6%			24.5%

Government Operations Operating Income	$77.7	$—	$0.5	$78.2
Commercial Operations Operating Income	$6.8	$—	$—	$6.8
Unallocated Corporate Operating Income	$(4.7)	$1.2	$—	$(3.5)

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended September 30, 2023
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Non-GAAP

Net Income	$60.4	$1.0	$0.2	$61.5
Provision for Income Taxes	17.8	0.1	0.1	18.0
Other – net	(4.3)	—	—	(4.3)
Interest Expense	12.2	—	—	12.2
Interest Income	(0.6)	—	—	(0.6)
Depreciation & Amortization	19.8	—	—	19.8
Adjusted EBITDA	$105.2	$1.1	$0.3	$106.5

Three Months Ended September 30, 2022
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Net Income	$61.8	$1.0	$0.4	$63.2
Provision for Income Taxes	20.2	0.2	0.1	20.5
Other – net	(11.5)	—	—	(11.5)
Interest Expense	9.6	—	—	9.6
Interest Income	(0.3)	—	—	(0.3)
Depreciation & Amortization	18.6	—	—	18.6
Adjusted EBITDA	$98.5	$1.2	$0.5	$100.1
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended September 30, 2023
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$85.6	$—	$13.4	$99.0
Commercial Operations	$9.1	$0.3	$4.6	$13.9

Three Months Ended September 30, 2022
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$77.7	$0.5	$12.1	$90.4
Commercial Operations	$6.8	$—	$4.6	$11.5

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

Three Months Ended September 30, 2023

Net Cash Provided By Operating Activities	$74.3
Purchases of Property, Plant and Equipment	(30.9)
Free Cash Flow	$43.4

Three Months Ended September 30, 2022

Net Cash Provided By Operating Activities	$65.0
Purchases of Property, Plant and Equipment	(39.6)
Free Cash Flow	$25.4

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	BWXT has not included a reconciliation of provided non-GAAP guidance to the comparable GAAP measures due to the difficulty of estimating any mark-to-market adjustments for pension and post-retirement benefits, which are determined at the end of the year.
(4)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$589,989	$523,711	$1,770,794	$1,608,657
Costs and Expenses:
Cost of operations	436,296	399,281	1,338,750	1,217,108
Research and development costs	1,156	1,426	5,955	6,990
Losses (gains) on asset disposals and impairments, net	—	(251)	(15)	(222)
Selling, general and administrative expenses	79,828	58,160	205,100	172,974
Total Costs and Expenses	517,280	458,616	1,549,790	1,396,850
Equity in Income of Investees	12,649	14,783	38,862	34,881
Operating Income	85,358	79,878	259,866	246,688
Other Income (Expense):
Interest income	643	273	1,623	463
Interest expense	(12,175)	(9,625)	(35,200)	(24,983)
Other – net	4,340	11,496	9,490	35,401
Total Other Income (Expense)	(7,192)	2,144	(24,087)	10,881
Income before Provision for Income Taxes	78,166	82,022	235,779	257,569
Provision for Income Taxes	17,814	20,185	55,769	61,977
Net Income	$60,352	$61,837	$180,010	$195,592
Net Loss (Income) Attributable to Noncontrolling Interest	(79)	(234)	(48)	(366)
Net Income Attributable to BWX Technologies, Inc.	$60,273	$61,603	$179,962	$195,226
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.66	$0.67	$1.96	$2.13
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.66	$0.67	$1.96	$2.13
Shares used in the computation of earnings per share:
Basic	91,659,117	91,407,599	91,596,650	91,455,350
Diluted	91,895,480	91,655,536	91,833,450	91,665,383
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2023	2022
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$180,010	$195,592
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	58,205	54,808
Income of investees, net of dividends	(4,854)	(10,733)
Recognition of losses for pension and postretirement plans	2,490	2,441
Stock-based compensation expense	12,305	12,047
Other, net	21	1,966
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(31,520)	10,518
Accounts payable	24,874	(17,996)
Retainages	(29,257)	(24,684)
Contracts in progress and advance billings on contracts	(38,217)	(42,824)
Income taxes	(5,331)	(4,019)
Accrued and other current liabilities	(10,231)	(8,487)
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(10,874)	(34,994)
Other, net	(5,684)	3,400
NET CASH PROVIDED BY OPERATING ACTIVITIES	141,937	137,035
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(100,498)	(134,591)
Acquisition of business, net of cash acquired	—	(47,328)
Purchases of securities	(2,343)	(2,700)
Sales and maturities of securities	5,996	2,667
Investments, net of return of capital, in equity method investees	—	(11,450)
Other, net	(8,142)	324
NET CASH USED IN INVESTING ACTIVITIES	(104,987)	(193,078)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	332,000	373,700
Repayments of long-term debt	(281,688)	(223,700)
Repurchases of common stock	—	(20,000)
Dividends paid to common shareholders	(63,870)	(60,894)
Cash paid for shares withheld to satisfy employee taxes	(7,505)	(6,588)
Settlements of forward contracts, net	(2,030)	13,917
Other, net	902	(147)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(22,191)	76,288
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	414	(3,093)
TOTAL INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	15,173	17,152
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	40,990	39,775
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$56,163	$56,927
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$44,745	$26,809
Income taxes (net of refunds)	$59,947	$67,555
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$9,239	$7,427
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	September 30, 2023	December 31, 2022
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$50,201	$35,244
Restricted cash and cash equivalents	3,022	2,928
Investments	—	3,804
Accounts receivable – trade, net	100,570	60,782
Accounts receivable – other	21,447	26,894
Retainages	77,823	48,566
Contracts in progress	558,979	538,365
Other current assets	65,839	55,036
Total Current Assets	877,881	771,619
Property, Plant and Equipment, Net	1,186,065	1,134,897
Investments	8,806	8,097
Goodwill	293,603	293,165
Deferred Income Taxes	18,216	20,585
Investments in Unconsolidated Affiliates	105,050	100,198
Intangible Assets	184,990	193,612
Other Assets	102,228	96,766
TOTAL	$2,776,839	$2,618,939

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	September 30, 2023	December 31, 2022
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Current portion of long-term debt	$6,250	$6,250
Accounts payable	151,433	127,112
Accrued employee benefits	58,421	61,079
Accrued liabilities – other	63,075	84,693
Advance billings on contracts	71,990	88,726
Total Current Liabilities	351,169	367,860
Long-Term Debt	1,334,473	1,282,624
Accumulated Postretirement Benefit Obligation	17,437	18,157
Environmental Liabilities	96,257	90,989
Pension Liability	51,159	57,832
Other Liabilities	54,433	53,122
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 128,048,653 and 127,671,756 shares at September 30, 2023 and December 31, 2022, respectively	1,280	1,277
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	202,674	189,263
Retained earnings	2,049,254	1,932,970
Treasury stock at cost, 36,537,831 and 36,417,480 shares at September 30, 2023 and December 31, 2022, respectively	(1,360,777)	(1,353,270)
Accumulated other comprehensive income (loss)	(20,395)	(21,930)
Stockholders' Equity – BWX Technologies, Inc.	872,036	748,310
Noncontrolling interest	(125)	45
Total Stockholders' Equity	871,911	748,355
TOTAL	$2,776,839	$2,618,939
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$477,855	$422,521	$1,429,708	$1,290,835
Commercial Operations	112,359	101,794	342,203	320,266
Eliminations	(225)	(604)	(1,117)	(2,444)
TOTAL	$589,989	$523,711	$1,770,794	$1,608,657

SEGMENT INCOME:
Government Operations	$85,632	$77,735	$258,400	$233,749
Commercial Operations	9,083	6,847	21,613	23,673
SUBTOTAL	$94,715	$84,582	$280,013	$257,422
Unallocated Corporate	(9,357)	(4,704)	(20,147)	(10,734)
TOTAL	$85,358	$79,878	$259,866	$246,688

DEPRECIATION AND AMORTIZATION:
Government Operations	$13,417	$12,137	$39,353	$35,258
Commercial Operations	4,557	4,603	13,278	14,465
Corporate	1,827	1,852	5,574	5,085
TOTAL	$19,801	$18,592	$58,205	$54,808

CAPITAL EXPENDITURES:
Government Operations	$19,624	$19,126	$58,115	$66,195
Commercial Operations	10,861	17,815	40,589	63,559
Corporate	431	2,704	1,794	4,837
TOTAL	$30,916	$39,645	$100,498	$134,591

BACKLOG:
Government Operations	$3,258,877	$3,686,469	$3,258,877	$3,686,469
Commercial Operations	721,967	632,416	721,967	632,416
TOTAL	$3,980,844	$4,318,885	$3,980,844	$4,318,885

BOOKINGS:
Government Operations	$330,801	$119,086	$1,172,206	$398,232
Commercial Operations	125,061	2,790	435,122	308,750
TOTAL	$455,862	$121,876	$1,607,328	$706,982
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.